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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated October 11, 1996 on the August 31, 1996 financial statements of the Kansas Tax Free Income Portfolio of the SEI Tax Exempt Trust included in the Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 of the INTRUST Funds Trust (file No. 333-447), and to all references to our firm included in this Registration Statement.


                                                          ARTHUR ANDERSEN LLP


Philadelphia, PA
 February 20, 1997